[graphic of open-winged eagle]
HMN FINANCIAL, INC.
101 North Broadway
P.O. Box 231
Spring Valley, MN  55975-0231
Phone (507) 346-7345
Fax (507) 346-1111


NEWS RELEASE CONTACT:  James B. Gardner,
                       Executive Vice President
                       HMN Financial, Inc. (507) 346-7345
                       FOR IMMEDIATE RELEASE


HMN FINANCIAL, INC. ANNOUNCES FOURTH QUARTER
--------------------------------------------
AND ANNUAL RESULTS
------------------


EARNINGS SUMMARY              Three Months Ended      Twelve Months Ended
                                  December 31,             December 31,
                               --------- --------      -------------------
                               1996      1995          1996       1995
                              ---------  ---------    ---------  ---------
Before SAIF assessment:
  Income                    $ 1,299,101  1,437,386  $ 5,732,318  5,620,377
  Earnings per share
   and common share
   equivalents                     0.31       0.30         1.29       1.09
Net income                    1,299,101  1,437,386    4,274,349  5,620,377
Earnings per share
  and common share
  equivalents                      0.31       0.30         0.96       1.09
Return on average assets
  before SAIF assessment           0.93%      1.07%        1.04%      1.07%
Return on average assets           0.93%      1.07%        0.78%      1.07%
Return on average equity
  before SAIF assessment           6.06%      6.18%        6.46%      5.86%
Return on average equity           6.06%      6.18%        4.82%      5.86%
Book value per share<1>     $     18.52      17.29    $   18.52      17.29

<1> After SAIF assessment

     SPRING VALLEY, MINNESOTA, January 23, 1997 . . . HMN Financial, Inc. (HMN) (NASDAQ:HMNF), the $555 million holding company for Home Federal Savings Bank (the Bank), today reported net income of $1.3 million for the fourth quarter of 1996, down 7% from $1.4 million for the fourth quarter of 1995. Earnings per share was $0.31 for the fourth quarter of 1996, up 3% from $0.30 per share for the fourth quarter of 1995. Fourth quarter earnings per share increased for 1996 over the same quarter of 1995, even though quarterly income decreased between the periods because HMN continued to repurchase its own common stock during 1996, and thereby reduced the number of its outstanding shares.

                                                                  more . . .

     Net income for the year ended December 31, 1996 was $4.3 million, down 24% from $5.6 million for the year ended December 31, 1995. Earnings per share was $0.96 for the year ended December 31, 1996, down 12% from $1.09 for the year ended December 31, 1995. In September of 1996 the Federal Deposit Insurance Corporation assessed a one time charge to all members of the Savings Association Insurance Fund (SAIF) in order to recapitalize the SAIF. The
Bank s assessment was $2.35 million which reduced after tax earnings by $1.46 million and caused annualized earnings per share to decrease by $0.33 per share.

     HMN Financial, Inc. s Chairman, Roger P. Weise, stated that earnings per share for the year ended December 31, 1996 without the SAIF assessment would have been $1.29, an increase of $0.20, or 18%, over $1.09 for the year ended December 31, 1995. The increase in earnings per share between the years, excluding the SAIF assessment, is the combined result of the 1996 stock repurchase program and an increase in gain on the sale of securities recognized during 1996.

     Net interest income was $3.94 million for the fourth quarter of 1996, an increase of $62,000, or 1.6% compared to $3.88 million for the fourth quarter of 1995. Throughout 1996, HMN has been repurchasing its own stock in the open market at an average price that is less than its current book value. The balance sheet impact of the stock repurchase program has been to reduce equity and replace it on the balance sheet with additional advances or deposits. As HMN has increased in total assets, its net interest earning assets actually decreased, however when the impact of changing interest rates on interest-earning assets and interest-bearing liabilities is taken into account, net interest income for the fourth quarter of 1996 increased over the fourth quarter of 1995 by $62,000. Net interest income for the year ended December 31, 1996 was $15.7 million, a decrease of $100,000, or 1%, from $15.8 million
for the year ended December 31, 1995.   Comparing the year ended December 31,
1996 to the year ended December 31, 1995, the impact of a decrease in net interest-earning assets and changing interest rates caused a net decrease in interest income between the two years.

     Non-interest income was $324,000 for the fourth quarter of 1996, a decrease of $97,000, or 23%, compared to $421,000 for the fourth quarter of 1995. The decrease was principally due to a $212,000 decrease in securities gains between the two periods and was partially offset by a $23,000 increase in fees and services charges, a $19,000 increase in gain on the sale of loans and a $73,000 increase in other income. Non-interest income was $1.9 million for the year ended December 31, 1996, an increase of $924,000, or 93%, compared to $1.0 million for the year ended December 31, 1995. The increase was principally due to an increase of $614,000 on securities gains, a $35,000 increase in fees and service charges and a $339,000 increase in other income. The increase in income was partially offset by a $63,000 decrease in gain on the sale of loans.

     Non-interest expense was $2.1 million for the fourth quarter of 1996, an increase of $232,000, or 12%, compared to $1.9 million for the fourth quarter of 1995. The majority of more . . .

the increase in non-interest expense between the two quarters was due to a $97,000 increase in compensation and benefits which was the result of adding new employees, normal merit and salary increases; a $90,000 increase in occupancy costs related to depreciation and the addition of a new office in Edina, Minnesota; and a $114,000 increase in other expenses. The increased quarterly expenses were partially offset by a $44,000 decrease in Federal deposit insurance premiums and a decrease of $21,000 in advertising expenses. Non-interest expense was $10.5 million for the year ended December 31, 1996, an increase of $3.0 million, or 41%, compared to $7.5 million for the year ended December 31, 1995. The principal causes for the increase in non-interest expense between the two years was a one time charge of $2.35 million to replenish the SAIF; a $431,000 increase in compensation and benefits which was the result of adding new employees, normal merit and salary increases and the impact of the Recognition and Retention Plan adopted in June of 1995; a $128,000 increase in occupancy related to adding another office and remodeling other offices; and a $137,000 increase in other expenses.

     During the fourth quarter of 1996, HMN opened a new mortgage banking office located in Edina, Minnesota. This office will purchase loans from third party originators and resell the loans in the secondary market or place the loans in the Bank s mortgage portfolio.

     HMN Financial, Inc. and Home Federal Savings Bank are headquartered in Spring Valley, MN. The Bank operates seven offices in southern Minnesota.

(Three pages of selected consolidated financial information are included with this release.)
                                ***END***

                   HMN FINANCIAL, INC. AND SUBSIDIARIES
                        Consolidated Balance Sheets
                               (unaudited)

                                            December 31,   December 31,
                                               1996           1995
                                           ------------- --------------
                 ASSETS
Cash and cash equivalents                  $ 10,583,717     4,334,694
Securities available for sale:
   Mortgage-backed and related securities
    (amortized cost $134,474,167
     and $158,517,548)                      133,355,278   158,416,201
   Other marketable securities
     (amortized cost $42,360,499
      and $32,247,959)                       42,474,810    31,903,566
                                            -----------   -----------
                                            175,830,088   190,319,767
                                            -----------   -----------
Securities held to maturity:
   Mortgage-backed and related securities
    (estimated market value $1,904,993
     and $13,931,879)                         1,805,744    13,744,063
   Other marketable securities
    (estimated market value $1,000,550
     and $3,224,263)                            999,812     3,227,729
                                            -----------   -----------
                                              2,805,556    16,971,792
                                            -----------   -----------
Loans held for sale                             739,316             0
Loans receivable, net                       349,022,236   314,850,684
Federal Home Loan Bank stock, at cost         5,434,000     3,801,900
Real estate, net                                 20,610       279,851
Premises and equipment, net                   3,581,497     3,645,536
Accrued interest receivable                   3,415,152     3,381,507
Prepaid expenses and other assets             3,299,427       362,928
                                            -----------   -----------
    Total assets                          $ 554,731,599   537,948,659
                                            ===========   ===========

    LIABILITIES AND STOCKHOLDERS  EQUITY
Deposits                                  $ 362,476,944   373,539,468
Federal Home Loan Bank advances             106,078,589    68,876,978
Accrued interest payable                      1,542,773     1,562,347
Advance payments by borrowers for
  taxes and insurance                           518,911       550,990
Accrued expenses and other liabilities        2,014,938     1,732,193
                                            -----------   -----------
    Total liabilities                       472,632,155   446,261,976
                                            -----------   -----------
Commitments and contingencies
Stockholders' equity:
   Serial preferred stock:
    authorized 500,000 shares;
    issued and outstanding none                       0             0
  Common stock ($.01 par value):
    authorized 7,000,000 shares;
    issued 6,085,775 shares                      60,858        60,858
   Additional paid-in capital                59,428,768    59,285,581
   Retained earnings, subject to
     certain restrictions                    54,645,387    50,371,038
   Net unrealized loss on
    securities available for sale              (598,045)     (265,358)
   Unearned employee stock ownership
    plan shares                              (4,938,520)   (5,336,150)
   Unearned compensation restricted
    stock awards                               (793,289)   (1,050,305)
   Treasury stock, at cost 1,651,615
    and 783,850 shares                      (25,705,715)  (11,378,981)
                                            -----------   -----------
      Total stockholders' equity             82,099,444    91,686,683
                                            -----------   -----------
    Total liabilities and
      stockholders' equity                $ 554,731,599   537,948,659
                                            ===========   ===========

                      HMN FINANCIAL, INC. AND SUBSIDIARIES
                        Consolidated Statements of Income
                                  (unaudited)

                                 Three Months Ended      Twelve Months Ended
                                    December 31,             December 31,
                                  1996        1995         1996        1995
                              -----------------------   -----------------------
Interest Income:
 Loans receivable             $ 6,711,707   6,182,799   25,721,042   23,375,334
 Securities available for sale:
   Mortgage-backed and related  2,296,748   2,549,428   10,027,438   10,294,057
   Other marketable               768,923     604,645    2,424,628    2,857,883
 Securities held to maturity:
   Mortgage-backed and related     45,293     248,354      765,120      746,100
   Other marketable                14,345      55,443      104,448      389,381
 Cash equivalents                 178,506      63,624      494,129      412,259
 Other                             95,067      75,100      327,520      253,170
                               ----------  ----------   ----------   ----------
    Total interest income      10,110,589   9,779,393   39,864,325   38,328,184
                               ----------  ----------   ----------   ----------
Interest expense:
 Deposits                       4,668,781   4,875,158   18,949,937   18,578,744
 Federal Home Loan Bank
  advances                      1,504,838   1,029,305    5,243,853    3,976,353
                               ----------  ----------   ----------   ----------
    Total interest expense      6,173,619   5,904,463   24,193,790   22,555,097
                               ----------  ----------   ----------   ----------
      Net interest income       3,936,970   3,874,930   15,670,535   15,773,087
Provision for loan losses          75,000      75,000      300,000      300,000
                               ----------  ----------   ----------   ----------
      Net interest income after
       provision for loan
       losses                   3,861,970   3,799,930   15,370,535   15,473,087
                               ----------  ----------   ----------   ----------
Non-interest income:
 Fees and service charges         105,061      82,167      359,249      324,492
 Securities gains, net             67,840     279,671    1,029,638      415,955
 Gain on sales of loans            22,326       3,027       39,306      102,368
 Other                            128,628      56,040      494,507      155,434
                               ----------  ----------   ----------   ----------
    Total non-interest income     323,855     420,905    1,922,700      998,249
                               ----------  ----------   ----------   ----------
Non-interest expense:
 Compensation and benefits      1,210,524   1,113,918    4,591,367    4,160,248
 Occupancy                        230,393     140,027      825,609      697,602
 Federal deposit insurance
  premiums                        163,214     207,679      799,890      810,432
 SAIF assessment                        0           0    2,351,563            0
 Advertising                       78,729      99,820      308,464      312,366
 Data processing                  120,900     117,200      489,045      476,402
 Provision for real estate losses   2,000       9,327        2,000        9,327
 Other                            341,238     226,726    1,140,948    1,003,682
                               ----------  ----------   ----------   ----------
    Total non-interest expense  2,146,998   1,914,697   10,508,886    7,470,059
                               ----------  ----------   ----------   ----------
    Income before income taxes  2,038,827   2,306,138    6,784,349    9,001,277
Income tax expense                739,726     868,752    2,510,000    3,380,900
                               ----------  ----------   ----------   ----------
    Net income                $ 1,299,101   1,437,386    4,274,349    5,620,377
                               ==========  ==========   ==========   ==========
Earnings per common share and
 common share equivalents     $      0.31        0.30         0.96         1.09
                               ==========  ==========   ==========   ==========

                      HMN FINANCIAL, INC. AND SUBSIDIARIES
                  Selected Consolidated Financial Information
                                 (unaudited)

Selected Financial Data:             Three Months Ended     Twelve Months Ended
(dollars in thousands,               Dec 31,     Dec 31,    Dec 31,    Dec 31,
 except per share data)               1996         1995      1996       1995
                                     -------------------    -------------------
I. OPERATING DATA:
    Interest income               $  10,111       9,779      39,864    38,328
    Interest expense                  6,174       5,904      24,194    22,555
    Net interest income               3,937       3,875      15,670    15,773

II. AVERAGE BALANCES:
    Assets <1>                      557,225     530,705     550,509    525,845
    Loans receivable, net           336,349     307,849     324,958    290,243
    Mortgage-backed and
     related securities <1>         140,335     161,292     158,561    162,393
    Interest earnings assets <1>    548,057     522,731     541,638    518,165
    Interest bearing liabilities    465,612     433,556     455,645    424,886
    Equity <1><2>                    85,351      92,212      88,736     95,911

III.PERFORMANCE RATIOS: <1>
    Return on average assets
     (annualized)<1>                   0.93%       1.07%       0.78%      1.07%
    Interest rate spread information:
      Average during period<1>         2.06        2.02        2.05       2.09
      End of period<1>                 2.17        2.10        2.17       2.10
    Net interest margin<1>             2.86        2.94        2.89       3.04
    Ratio of operating expense to
     average total assets<1>           1.53        1.43        1.91       1.42
    Return on average equity
     (annualized)<1>                   6.06        6.18        4.82       5.86


                                      Dec 31,     Dec 31,
                                       1996        1995
                                     ---------------------
IV.ASSET QUALITY:
    Total non-performing assets   $     338         850
    Non-performing assets to
     total assets                      0.07%       0.16%
    Non-performing loans to total
     loans receivable, net             0.10        0.17
    Allowance for loan losses     $   2,341       2,191
    Allowance for loan losses
     to total assets                   0.42%       0.41%
    Allowance for loan losses to
     total loans receivable, net       0.67        0.71
    Allowance for loan losses to
     non-performing loans            691.84      409.13

V. BOOK VALUE PER SHARE:
    Book value per share excluding
      net unrealized loss on
      securities available for sale $ 18.65       17.34

    Book value per share              18.52       17.29


                                     Year          Year
                                     Ended         Ended
                                    Dec 31,       Dec 31,
                                     1996          1995
                                   -----------------------
VI. CAPITAL RATIOS
    Stockholders' equity to total
     assets, at end of period        14.80%       17.04%
    Average stockholders' equity
     to average assets <1><2>        16.12        18.24
    Ratio of average interest-
     earning assets to average
     interest-bearing liabilities<1>118.87       121.95

<F1>Average balances were calculated based upon amortized cost without the market value impact of SFAS 115.
<F2>Average equity and average equity/average asset ratio decreasing due in part by a repurchase of 869,785 shares of common stock during 1996.